                                                                    Exhibit 4(t)

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                             CMS ENERGY CORPORATION

                                       AND

                              THE BANK OF NEW YORK
                                  as Unit Agent


                           ---------------------------


                              MASTER UNIT AGREEMENT

                           ---------------------------



                            Dated as of July 8, 1999


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                                TABLE OF CONTENTS


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RECITALS ......................................................................1

WITNESSETH.....................................................................1

ARTICLE I      DEFINITIONS AND OTHER PROVISIONS
               OF GENERAL APPLICATION..........................................1
     SECTION 1.01    Definitions...............................................1
     SECTION 1.02    Compliance Certificates and Opinions.....................10
     SECTION 1.03    Form of Documents Delivered to Unit Agent................11
     SECTION 1.04    Acts of Holders; Record Dates............................11
     SECTION 1.05    Notices, etc. to Unit Agent and the Company..............13
     SECTION 1.06    Notice to Holders; Waiver................................14
     SECTION 1.07    Effect of Headings and Table of Contents.................14
     SECTION 1.08    Successors and Assigns...................................14
     SECTION 1.09    Separability Clause......................................14
     SECTION 1.10    Benefits of Agreement....................................15
     SECTION 1.11    Governing Law............................................15
     SECTION 1.12    Legal Holidays...........................................15
     SECTION 1.13    Counterparts.............................................16
     SECTION 1.14    Inspection of Agreement..................................16

ARTICLE II     UNIT CERTIFICATE FORMS.........................................16
     SECTION 2.01    Forms of Unit Certificates Generally.....................16
     SECTION 2.02    Form of Unit Agent's Certificate of
                     Authentication...........................................17

ARTICLE III    THE UNITS......................................................17
     SECTION 3.01    Title and Terms; Denominations...........................17
     SECTION 3.02    Rights and Obligations Evidenced by the Unit
                     Certificates.............................................17
     SECTION 3.03    Execution, Authentication, Delivery and Dating...........18
     SECTION 3.04    Temporary Unit Certificates..............................19
     SECTION 3.05    Registration; Registration of Transfer and Exchange......20
     SECTION 3.06    Mutilated, Destroyed, Lost and Stolen Unit
                     Certificates.............................................22
     SECTION 3.07    Persons Deemed Owners....................................23
     SECTION 3.08    Cancellation.............................................24
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     SECTION 3.09    Substitution of Pledged Securities and Creation of
                     Stripped Units;  Units Not Otherwise Separable...........25
     SECTION 3.10    Payments on the Units....................................26
     SECTION 3.11    No Consent to Assumption.................................27

ARTICLE IV     THE PLEDGED SECURITIES.........................................27
     SECTION 4.01    INTENTIONALLY LEFT BLANK.................................27
     SECTION 4.02    Transfer of Pledged Securities Upon Occurrence
                     of Termination Event.....................................27

ARTICLE V      THE PURCHASE CONTRACTS.........................................28
     SECTION 5.01    Purchase of Shares of Common Stock.......................28
     SECTION 5.02    Contract Payments........................................30
     SECTION 5.03    Deferral of Payment Dates For Contract Payment...........31
     SECTION 5.04    Payment of Purchase Price................................32
     SECTION 5.05    Issuance of Shares of Common Stock.......................34
     SECTION 5.06    Adjustment of Settlement Rate............................35
     SECTION 5.07    Notice of Adjustments and Certain Other Events...........41
     SECTION 5.08    No Fractional Shares.....................................42
     SECTION 5.09    Charges and Taxes........................................42
     SECTION 5.10    Termination Event; Notice................................43
     SECTION 5.11    Early Settlement.........................................43

ARTICLE VI     REMEDIES.......................................................45
     SECTION 6.01    Unconditional Rights of Holders..........................45
     SECTION 6.02    Restoration of Rights and Remedies.......................46
     SECTION 6.03    Rights and Remedies Cumulative...........................46
     SECTION 6.04    Delay or Omission Not Waiver.............................46
     SECTION 6.05    Undertaking for Costs....................................46
     SECTION 6.06    Waiver of Stay or Extension Laws.........................47

ARTICLE VII    THE UNIT AGENT.................................................47
     SECTION 7.01    Certain Duties and Responsibilities......................47
     SECTION 7.02    Notice of Default........................................48
     SECTION 7.03    Certain Rights of Unit Agent.............................48
     SECTION 7.04    Not Responsible for Recitals or Issuance of Units........50
     SECTION 7.05    May Hold Units...........................................50
     SECTION 7.06    Money Held in Trust......................................50
     SECTION 7.07    Compensation and Reimbursement...........................50
     SECTION 7.08    Corporate Unit Agent Required; Eligibility...............51
     SECTION 7.09    Resignation and Removal; Appointment of
                     Successor................................................51
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     SECTION 7.10    Acceptance of Appointment by Successor...................53
     SECTION 7.11    Merger, Conversion, Consolidation or Succession
                     to Business..............................................53
     SECTION 7.12    Preservation of Information; Communications to
                     Holders..................................................54
     SECTION 7.13    No Obligations of Unit Agent.............................54
     SECTION 7.14    Tax Compliance...........................................55

ARTICLE VIII   SUPPLEMENTAL AGREEMENTS........................................55
     SECTION 8.01   Supplemental Agreements Without Consent of
                    Holders...................................................55
     SECTION 8.02   Supplemental Agreements with Consent of Holders...........56
     SECTION 8.03   Execution of Supplemental Agreements......................58
     SECTION 8.04   Effect of Supplemental Agreements.........................58
     SECTION 8.05   Reference to Supplemental Agreements......................58

ARTICLE IX     CONSOLIDATION, MERGER, SALE OR
               CONVEYANCE.....................................................59
     SECTION 9.01    Covenant Not to Merge, Consolidate, Sell or
                     Convey Property Except Under Certain
                     Conditions...............................................59
     SECTION 9.02    Rights and Duties of Successor Corporation...............59
     SECTION 9.03    Opinion of Counsel to Unit Agent.........................60

ARTICLE X      COVENANTS......................................................60
     SECTION 10.01   Performance Under Purchase Contracts.....................60
     SECTION 10.02   Maintenance of Office or Agency..........................60
     SECTION 10.03   Company to Reserve Common Stock..........................61
     SECTION 10.04   Covenants as to Common Stock.............................61
     SECTION 10.05   Statements of Officers of the Company as to
                     Default..................................................61

EXHIBIT A      FORM OF NORMAL UNIT CERTIFICATE...............................A-1

SETTLEMENT INSTRUCTIONS......................................................A-8

REQUEST TO CREATE STRIPPED UNITS............................................A-10

EXHIBIT B      FORM OF STRIPPED UNIT CERTIFICATE.............................B-1

SETTLEMENT INSTRUCTIONS......................................................B-7
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PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION............................AA-3

FORM OF REVERSE OF SECURITY.................................................AA-4

ASSIGNMENT..................................................................AA-6

NOTICE TO REQUIRE EXERCISE OF JUNIOR SUBORDINATED
     DEBENTURE PUT OPTION...................................................AA-7
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     MASTER UNIT AGREEMENT, dated as of July 8, 1999, between CMS Energy
Corporation, a Michigan corporation (the "Company"), and The Bank of New York, a New York banking corporation, acting as unit agent for the Holders of Units from time to time (the "Unit Agent").

                                    RECITALS

     The Company has duly authorized the execution and delivery of this Agreement and the Unit Certificates evidencing the Units.

     All things necessary to make the Company's obligations under the Units, when the Unit Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Unit Agent, as in this Agreement provided, the valid obligations of the Company, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done.

                                   WITNESSETH:

     For and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:


                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1    Definitions.

     For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; and

     (b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

     "Act" has the meaning specified in Section 1.04.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Aggregate Call Option Exercise Consideration" has the meaning set forth in the Call Option Agreement.

     "Applicable Market Value" has the meaning specified in Section 5.01.

     "Board of Directors" means the board of directors of the Company or a duly authorized committee of that board.

     "Board Resolution" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Unit Agent.

     "Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to be closed.

     "Call Option" means an option entitling the Call Option Holder to acquire the Trust Preferred Securities or Junior Subordinated Debentures underlying the related Normal Unit on the terms and subject to the conditions set forth in the Call Option Agreement.

     "Call Option Agreement" means the Call Option Agreement, dated as of the date hereof, between the Call Option Holder named therein and the Unit Agent, in its capacity as Unit Agent and as attorney-in-fact for the Holders from time to time of the Normal Units, the form of which is attached hereto as Exhibit C, as the same may be amended from time to time in accordance with the terms hereof and thereof.

     "Call Option Expiration Date" means April 1, 2002 (or, if such date is not a Business Day, the next succeeding Business Day).

     "Call Option Holder" means the Person named as the Call Option Holder in the Call Option Agreement.

     "Call Settlement Date" means the date on which the Call Options are settled pursuant to the Call Option Agreement.

     "Closing Price" has the meaning specified in Section 501.

     "Collateral Agent" means Chase Manhattan Bank, as Collateral Agent under the Pledge Agreement, until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person that is then the Collateral Agent thereunder.

     "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

     "Company" means the Person designated as the "Company" in the first paragraph of this instrument until a successor shall have become such, and thereafter "Company" shall mean such successor.

     "Contract Payment" means, with respect to each Purchase Contract, an amount payable by the Company to the Holder of the related Unit, accruing on the Stated Amount of such Unit from and including the date of first issuance of any Units to but excluding the Stock Purchase Date and payable quarterly in arrears on each Quarterly Payment Date to and including the Stock Purchase Date at a rate per annum equal to the Contract Payment Rate (and computed on the basis of a 360-day year of twelve 30-day months), plus any additional fees accrued thereon pursuant to Section 5.03.

     "Contract Payment Rate" means .125%.

     "Corporate Trust Office" means the principal office of the Unit Agent in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286; Attention: Corporate Trust Administration.



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

     "Current Market Price" has the meaning specified in Section 5.06(a)(8).

     "Declaration" means the Declaration of Trust, dated as of June 13, 1997 and amended and restated as of the date hereof, executed by the Administrators, the Sponsor and the Trustees of the Trust, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Deferral Rate" means 8.625% per annum and, for the period after the Call Option Expiration Date, the Reset Rate.

     "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for Global Units as contemplated by Section 3.05.

     "Early Settlement" has the meaning specified in Section 5.11(a).

     "Early Settlement Amount" has the meaning specified in Section 5.11(a).

     "Early Settlement Date" has the meaning specified in Section 5.1(a).

     "Early Settlement Rate" has the meaning specified in Section 5.11(b).

     "Exchange Act" means the Securities Exchange Act of 1934 or any statute successor thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 1.04.

     "Floor Price" has the meaning specified in Section 5.01.

     "Global Unit Certificate" means a Unit Certificate that evidences all or part of the Normal Units or a Unit Certificate that evidences all or a part of the Stripped Units and is registered in the name of the Depositary or a nominee thereof.

     "Holder" means a Person in whose name a Unit Certificate is registered in the Unit Register; "Holder", when used with respect to any particular Unit Certificate (or Unit), means a Person in whose name such Unit Certificate (or the Unit Certificate evidencing such Unit) is registered in the relevant Unit Register.

     "Indenture" means the Indenture, dated as of June 1, 1997 hereof, between the Company and The Bank of New York, as Trustee, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by its Chairman of the Board, any Vice Chairman, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Unit Agent.

     "Junior Subordinated Debenture Put Option" has the meaning specified for the term "Put Option" in the Indenture.

     "Junior Subordinated Debentures" means the 8.625% Junior Subordinated Deferrable Interest Debentures of the Company due 2004 issued under the Indenture.

     "Normal Unit" means the rights to purchase Common Stock under a Purchase Contract, together with beneficial ownership of the Trust Preferred Securities or other Pledged Securities pledged to secure the obligations referred to in (a) and (b) below, subject to (a) the obligations owed to the Company under such Purchase Contract, (b) for so long as any Call Options remain exercisable, the obligations owed to the Call Option Holder under a Call Option and (c) the pledge arrangements securing the foregoing obligations; provided, however, that the term "Normal Unit" will not include any Stripped Unit.

     "NYSE" has the meaning specified in Section 5.01.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, any Vice Chairman, the President or any Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Unit Agent.

     "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company.

     "Outstanding Unit Certificates" means, as of the date of determination, all Unit Certificates theretofore authenticated, executed and delivered pursuant to this Agreement, but not including:

     (a) Unit Certificates theretofore canceled by the Unit Agent or delivered to the Unit Agent for cancellation; and

     (b) Unit Certificates in exchange for or in lieu of which other Unit Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Unit Certificate in respect of which

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there shall have been presented to the Unit Agent proof satisfactory to it that such Unit Certificate is held by a bona fide purchaser in whose hands the Units evidenced by such Unit Certificate are valid obligations of the Company.

     "Outstanding Units" means, as of the date of determination, all Units evidenced by then Outstanding Unit Certificates, except, on or after the Termination Date or Stock Purchase Date, Units for which the underlying Pledged Securities or the Common Stock purchasable upon settlement of the underlying Purchase Contracts, as the case may be, have been theretofore deposited with the Unit Agent in trust for the Holders of such Units; provided, however, that in determining whether the Holders of the requisite number of Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Unit Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Units which a Responsible Officer of the Unit Agent actually knows to be so owned shall be so disregarded. Units so owned which have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Unit Agent the pledgee's right so to act with respect to such Units and that the pledgee is not the Company or any Affiliate of the Company.

     "Paid Units" has the meaning specified in Section 5.04(a).

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Pledge" means the pledge of the Pledged Securities under the Pledge Agreement.

     "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, among the Company, the Call Option Holder, the Collateral Agent and the Unit Agent, in its capacity as Unit Agent and as attorney-in-fact for the Holders from time to time of the Units, the form of which is attached hereto as Exhibit D, as the same may be amended from time to time in accordance with the terms hereof and thereof.

     "Pledged Securities" means the securities pledged to the Collateral Agent pursuant to the Pledge and constituting a part of the Units.

     "Predecessor Unit Certificate" of any particular Unit Certificate means every previous Unit Certificate evidencing all or a portion of the rights and obligations of the Holder under the Units evidenced thereby; and, for the purposes of this definition, any Unit Certificate authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Unit Certificate shall be deemed to evidence the same rights and obligations of the Holder as the mutilated, destroyed, lost or stolen Unit Certificate.

     "Present Value" shall have the meaning set forth in the Pledge Agreement.

     "Principal Agreements" means this Agreement, the Pledge Agreement and the Call Option Agreement.

     "Purchase Contract" means a contract obligating the Company to sell and the Holder of the related Unit to purchase Common Stock on the terms and subject to the conditions set forth in Article Five hereof.

     "Purchase Contract Settlement Fund" has the meaning specified in Section 5.05.

     "Purchased Shares" has the meaning specified in Section 5.06(a)(6).

     "Quarterly Payment Date" means each January 1, April 1, July 1 and October 1, commencing October 1.

     "Record Date", when used with respect to any payment date, means the 15th day of the month immediately preceding the month including such payment date; and provided further, that if payments are in respect of Trust Preferred Securities or Junior Subordinated Debentures underlying Normal Units, "Record Date", when used with respect to such payments, means the record date for such payments determined as provided under the Declaration or the Indenture, as the case may be.

     "Reorganization Event" has the meaning specified in Section 5.06(b).

     "Responsible Officer", when used with respect to the Unit Agent, means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer or assistant officer of the Unit Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Settlement Rate" has the meaning specified in Section 5.01.

     "Stated Amount" means $41.50 per Unit.

     "Stock Purchase Date" means July 1, 2002.

     "Stripped Unit" means the rights to purchase Common Stock under a Purchase Contract, together with beneficial ownership of the Treasury Securities pledged to secure the obligations referred to in (a) below, subject to (a) the obligations owed to the Company under such Purchase Contract and (b) the pledge arrangements securing the foregoing obligations; provided, however, that the term "Stripped Unit" will only include Units issued as a result of a Stripped Unit Creation as contemplated by Section 3.09.

     "Stripped Unit Creation" has the meaning specified in Section 3.09(a).

     "Termination Date" means the date, if any, on which a Termination Event occurs.

     "Termination Event" means the occurrence of any of the following events at any time on or prior to the Stock Purchase Date: (a) a decree or order of a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, liquidation, receivership or other similar relief with respect of the Company under the United States Bankruptcy Code or any other similar applicable Federal or State law, and, unless such decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days, or (b) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days, or (c) the Company shall institute bankruptcy, insolvency or similar proceedings, or shall consent to the filing of a bankruptcy, insolvency or similar proceeding against it, or shall file a petition or answer or consent seeking reorganization, rehabilitation, liquidation, receivership or other similar relief under the United States Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

     "Threshold Appreciation Price" has the meaning specified in Section 5.01.

     "TIA" means the Trust Indenture Act of 1939 or any statute successor thereto, in each case as amended from time to time.

     "Trading Day" has the meaning specified in Section 5.01.

     "Treasury Securities" means United States Treasury Securities.

     "Trust" means CMS Energy Trust II, a statutory business trust created under the laws of the State of Delaware.

     "Trust Preferred Securities"(sm) means 8.625% Trust Preferred Securities of the Trust issued under the Declaration, which term may refer to a single security or more than one security as the context may require.

     "Underwriting Agreement" means the Underwriting Agreement dated July 1, 1999 among the Company, the Trust and Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Banc of America Securities LLC as the Underwriters named therein.

     "Unit Agent" means the Person named as the "Unit Agent" in the first paragraph of this Agreement until a successor Unit Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Unit Agent" shall mean the Person who is then the Unit Agent hereunder.

     "Unit Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Normal Units or Stripped Units, as the case may be, specified on such certificate.

     "Unit Register" and "Unit Registrar" have the respective meanings specified in Section 3.05.

     "Units" means the Normal Units and, if any are issued, the Stripped Units. The Purchase Contracts, Call Options and/or Pledged Securities constituting a part of any Units are sometimes referred to herein as "underlying" such Units and are sometimes herein said to "underlie" such Units.

     "Unpaid Units" has the meaning specified in Section 5.04(a).

     "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 1.2    Compliance Certificates and Opinions.

     Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Unit Agent to take any action under any provision of this Agreement, the Company shall furnish to the Unit Agent at the Unit Agent's request (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and/or (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

     (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3    Form of Documents Delivered to Unit Agent.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

SECTION 1.4    Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Unit Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for



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

any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Unit Agent and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Unit Agent deems sufficient.

     (c)    The ownership of Units shall be proved by the Unit Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Unit shall bind every future Holder of the same Unit and the Holder of every Unit Certificate evidencing such Unit issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Unit Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Unit Certificate.

     (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of Outstanding Units on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Unit Agent in writing and to each Holder of Units in the manner set forth in Section 1.06.

     With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Unit Agent in writing, and to each Holder of Units in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

SECTION 1.5    Notices, etc. to Unit Agent and the Company.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with,

     (a) the Unit Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing (which may be via facsimile) and personally delivered or mailed, first-class postage prepaid, to the Unit Agent at 101 Barclay Street, Floor 21West, New York, New York, 10286 Attention:
Corporate Trust Administration or at any other address previously furnished in writing by the Unit Agent to the Holders and the Company and shall be deemed delivered when actually received by a Responsible Officer of the Unit Agent, or

     (b) the Company by the Unit Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Company at Fairlane Plaza South, Suite 1100, 330 Town Center Drive, Dearborn, Michigan 48126, Attention: General Counsel, or at any other address previously furnished in writing by the Company to the Unit Agent and the Holders.

SECTION 1.6    Notice to Holders; Waiver.

     Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Unit Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Unit Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Unit Agent shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7    Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8    Successors and Assigns.

     All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.9    Separability Clause.

     In case any provision in this Agreement or in the Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

SECTION 1.10   Benefits of Agreement.

     Nothing in this Agreement or in the Unit Certificates, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Unit Certificates by their acceptance of delivery thereof.

SECTION 1.11   Governing Law.

     THIS AGREEMENT AND THE UNITS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 1.12   Legal Holidays.

     In any case where any Quarterly Payment Date or the Stock Purchase Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or of the Units) payment in respect of distributions or interest on or principal of Pledged Securities or Contract Payments shall not be made, Purchase Contracts shall not be performed and other actions described herein shall not occur, but such payments shall be made, the Purchase Contracts shall be performed and such other actions shall occur, as applicable, on the next succeeding Business Day with the same force and effect as if made on such Quarterly Payment Date or Stock Purchase Date, as the case may be; provided, that to the extent such payment is made on the next succeeding Business Day, no distributions or interest shall accrue or be payable by the Company or any Holder for the period from and after any such Quarterly Payment Date or Stock Purchase Date, as the case may be, to the date of payment or performance; except that if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made, the Purchase Contracts shall be performed or such other action shall occur on the immediately preceding Business Day with the same force and effect as if made on such Quarterly Payment Date or the Stock Purchase Date.

SECTION 1.13   Counterparts.

     This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 1.14   Inspection of Agreement.

     A copy of this Agreement shall be available at all reasonable times upon reasonable prior written notice at the Corporate Trust Office for inspection by any Holder.


                                   ARTICLE II

                             UNIT CERTIFICATE FORMS

SECTION 2.1    Forms of Unit Certificates Generally.

     Unit Certificates evidencing Normal Units shall be in substantially the form set forth in Exhibit A hereto and Unit Certificates evidencing the Stripped Units shall be in substantially the form of Exhibit B hereto, in each case with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units are listed or Depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Unit Certificates, as evidenced by their execution of the Unit Certificates.

     The definitive Unit Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Unit Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

     Every Global Unit Certificate authenticated, executed and delivered hereunder shall bear a legend in substantially the following form:

         THIS UNIT CERTIFICATE IS A GLOBAL UNIT CERTIFICATE WITHIN THE MEANING OF THE MASTER UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS UNIT CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A UNIT CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS UNIT

         CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE MASTER UNIT AGREEMENT.

SECTION 2.2    Form of Unit Agent's Certificate of Authentication.

     The form of the Unit Agent's certificate of authentication of the Units shall be in substantially the form set forth on the form of the Unit Certificates.


                                   ARTICLE III

                                    THE UNITS

SECTION 3.1    Title and Terms; Denominations.

     The aggregate number of Units evidenced by Unit Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 7,250,000 (subject to increase up to a maximum of 8,337,500 to the extent the over-allotment option of the underwriters under the Underwriting Agreement is exercised), except for Unit Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Unit Certificates pursuant to Section 3.04, 3.05, 3.06 or 8.05.

     All of the Unit Certificates authenticated, executed and delivered hereunder shall be Normal Units except for any Unit Certificates evidencing Stripped Units issued in connection with a Stripped Unit Creation pursuant to
Section 3.09 and Unit Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Unit Certificates evidencing Stripped Units pursuant to Section 3.04, 3.05, 3.06 or 8.05.

     Unit Certificates shall be issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof.

SECTION 3.2    Rights and Obligations Evidenced by the Unit Certificates.

     Each Unit Certificate shall evidence the number of Units specified therein. Prior to the purchase, if any, of shares of Common Stock under the Purchase Contracts, the Units shall not entitle the Holders to any of the rights or privileges of a holder of shares of Common Stock by virtue of holding such Units, including, without limitation, the right to vote or receive any dividends or other distributions or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter.

     Pursuant to the Pledge Agreement, the Holders from time to time of the Units acting through the Unit Agent, as their attorney-in-fact, shall pledge to the Collateral Agent (for the benefit of the Company and the Call Option Holder as their interests may appear), and grant to the Collateral Agent, the Company and the Call Option Holder (as their interests may appear) a security interest in all of the right, title and interest of such Holders in and to the Pledged Securities underlying such Units (and proceeds therefrom), as collateral security to ensure the performance when due by such Holders of their respective obligations under the Purchase Contracts and Call Options underlying such Units.

SECTION 3.3    Execution, Authentication, Delivery and Dating.

     Subject to the provisions of Section 3.09 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Unit Certificates executed by the Company to the Unit Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Unit Certificates, and the Unit Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and make such Unit Certificates available for delivery.

     The Unit Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Unit Certificates may be manual or facsimile.

     Unit Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Unit Certificates or did not hold such offices at the date of such Unit Certificates.

     Each Unit Certificate shall be dated the date of its authentication.

     No Purchase Contract or Call Option underlying a Unit evidenced by a Unit Certificate shall be valid until such Unit Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Unit Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Unit Agent shall be conclusive evidence that the Holder of such Unit Certificate has entered into the Purchase Contracts and Call Options underlying the Units evidenced by such Unit Certificate.

     No Unit Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Unit Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Unit Agent by manual signature, and such certificate upon any Unit Certificate shall be conclusive evidence, and the only evidence, that such Unit Certificate has been duly authenticated and delivered hereunder.

SECTION 3.4    Temporary Unit Certificates.

     Pending the preparation of definitive Unit Certificates, the Company shall execute and deliver (together with an Issuer Order) to the Unit Agent, and the Unit Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Unit Certificates, temporary Unit Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units are listed or Depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Unit Certificates, as evidenced by their execution of the Unit Certificates.

     If temporary Unit Certificates are issued, the Company will cause definitive Unit Certificates to be prepared without unreasonable delay. After the preparation of definitive Unit Certificates, the temporary Unit Certificates shall be exchangeable for definitive Unit Certificates upon surrender of the temporary Unit Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Unit Certificates, the Company shall execute and deliver to the Unit Agent, and the Unit Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Unit Certificates of authorized denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, as the temporary Unit Certificate or Unit Certificates so surrendered. Until so exchanged, the temporary Unit Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Units evidenced thereby as definitive Unit Certificates.

SECTION 3.5    Registration; Registration of Transfer and Exchange.

     The Unit Agent shall keep at the Corporate Trust Office registers (the registers maintained in such office being herein referred to as the "Unit Registers") in which, subject to such reasonable regulations as it may prescribe, the Unit Agent shall provide for the registration of Unit Certificates evidencing the Normal Units and the Stripped Units and of transfers of Unit Certificates evidencing the Normal Units and the Stripped Units (the Unit Agent, in such capacity, the "Unit Registrar"). Upon request from any Trustee or Administrator of the Trust, the Unit Agent shall furnish to such requesting party a copy of the Unit Register for the Unit Certificates evidencing the Normal Units as promptly as practicable.

     Upon surrender for registration of transfer of any Unit Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Unit Agent, and the Unit Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Unit Certificates evidencing a like number of Normal Units or Stripped Units, as the case may be.

     At the option of the Holder, Unit Certificates may be exchanged for other Unit Certificates evidencing a like number of Normal Units or Stripped Units, as the case may be, upon surrender of the Unit Certificates to be exchanged at the Corporate Trust Office.

     Whenever any Unit Certificates are so surrendered for exchange, the Company shall execute and deliver to the Unit Agent, and the Unit Agent shall authenticate, execute on behalf of the Holder, and deliver the Unit Certificates which the Holder making the exchange is entitled to receive.

     All Unit Certificates issued upon any registration of transfer or exchange of a Unit Certificate shall evidence the ownership of the same number of Normal Units or Stripped Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under the Principal Agreements as the Normal Units or Stripped Units, as the case may be, evidenced by the Unit Certificate surrendered upon such registration of transfer or exchange.

     Every Unit Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Unit Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Unit Agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of a Unit Certificate, but the Company and the Unit Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Unit Certificates (which, for these purposes, includes a Stripped Unit Creation or a transfer of Pledged Securities as contemplated by
Section 5.04(a)), other than any exchanges pursuant to Sections 3.04, 3.06 and
8.05 not involving any transfer.

     Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Unit Agent, and the Unit Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Unit Certificate in respect of a Unit Certificate presented or surrendered for registration of transfer or for exchange on or after the Stock Purchase Date or the Termination Date. In lieu of delivery of a new Unit Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Unit Agent shall (a) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Unit Certificate, or (b) if a Termination Event shall have occurred on or prior to the Stock Purchase Date, transfer the liquidation or principal amount of the Pledged Securities evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

     The provisions of Clauses (a), (b), (c) and (d) below shall apply only to Global Unit Certificates:

     (a) Each Global Unit Certificate authenticated and executed on behalf of the Holders under this Agreement shall be registered in the name of the Depositary designated for such Global Unit Certificate or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Unit Certificate shall constitute a single Unit Certificate for all purposes of this Agreement.

     (b) Notwithstanding any other provision in this Agreement, no Global Unit Certificate may be exchanged in whole or in part for Unit Certificates registered, and no transfer of a Global Unit Certificate in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Unit Certificate or a nominee thereof unless (i) such Depositary (x) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Unit Certificate or (y) has ceased to be a clearing agency registered under the Exchange Act or (ii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Principal Agreements.

     (c) Subject to Clause (b) above, any exchange of a Global Unit Certificate for other Unit Certificates may be made in whole or in part, and all Unit Certificates issued in exchange for a Global Unit Certificate or any portion thereof shall be registered in such names as the Depositary for such Global Unit Certificate shall direct.

     (d) Every Unit Certificate authenticated and delivered upon registration of transfer of, in exchange for or in lieu of a Global Unit Certificate or any portion thereof, whether pursuant to this Section, Section 3.04, 3.06 or 8.05 or otherwise, shall be authenticated, executed on behalf of the Holders and delivered in the form of, and shall be, a Global Unit Certificate, unless such Unit Certificate is registered in the name of a Person other than the Depositary for such Global Unit Certificate or a nominee thereof.

SECTION 3.6    Mutilated, Destroyed, Lost and Stolen Unit Certificates.

     If any mutilated Unit Certificate is surrendered to the Unit Agent, the Company shall execute and deliver to the Unit Agent, and the Unit Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Unit Certificate, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Unit Agent (a) evidence to their satisfaction of the destruction, loss or theft of any Unit Certificate, and (b) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Unit Agent that such Unit Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Unit Agent, and the Unit Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Unit Certificate, a new Unit Certificate, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a number not contemporaneously outstanding.

     Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Unit Agent, and the Unit Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, on or after the Stock Purchase Date or the Termination Date, a Unit Certificate in respect of any mutilated, destroyed, lost or stolen Unit Certificate. In lieu of delivery of a new Unit Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Unit Agent shall (a) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Unit Certificate, or (b) if a Termination Event shall have occurred on or prior to the Stock Purchase Date, transfer the liquidation or principal amount of the Pledged Securities evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

     Upon the issuance of any new Unit Certificate under this Section, the Company and the Unit Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Unit Agent) connected therewith.

     Every new Unit Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Unit Certificate shall constitute an original additional contractual obligation of the Company and of the Holder, whether or not the destroyed, lost or stolen Unit Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of the Principal Agreements equally and proportionately with any and all other Unit Certificates delivered hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or settlement of mutilated, destroyed, lost or stolen Unit Certificates.

SECTION 3.7    Persons Deemed Owners.

     Prior to due presentment of a Unit Certificate for registration of transfer, the Company and the Unit Agent, and any agent of the Company or the Unit Agent, may treat the Person in whose name such Unit Certificate is registered as the owner of the Units evidenced thereby, for the purpose of receiving payments of distributions or interest on the Pledged Securities, receiving or making payments of Contract

Payments and performance of the underlying Purchase Contracts and Call Options and for all other purposes whatsoever, whether or not the payment of distributions or interest on the Pledged Securities or any Contract Payment payable in respect of the Purchase Contracts constituting a part of the Units evidenced thereby shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Unit Agent, nor any agent of the Company or the Unit Agent, shall be affected by notice to the contrary.

     Notwithstanding the foregoing, with respect to any Global Unit Certificate, nothing herein shall prevent the Company, the Unit Agent or any agent of the Company or the Unit Agent, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Global Unit Certificate or impair, as between such Depositary and owners of beneficial interests in such Global Unit Certificate, the operation of customary practices governing the exercise of rights of such Depositary (or its nominee) as Holder of such Global Unit Certificate.

SECTION 3.8    Cancellation.

     All Unit Certificates surrendered for delivery of shares of Common Stock on or after the Stock Purchase Date, transfer of Pledged Securities after the occurrence of a Termination Event or pursuant to an Early Settlement, or registration of transfer or exchange shall, if surrendered to any Person other than the Unit Agent, be delivered to the Unit Agent and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Unit Agent for cancellation any Unit Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Unit Certificates so delivered shall, upon Issuer Order, be promptly canceled by the Unit Agent. No Unit Certificates shall be authenticated, executed on behalf of the Holder and delivered upon transfer of, in exchange for or in lieu of any Unit Certificates canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Unit Certificates held by the Unit Agent shall be disposed by the Unit Agent in its customary manner.

     If the Company or any Affiliate of the Company shall acquire any Unit Certificate, such acquisition shall not operate as a cancellation of such Unit Certificate unless and until such Unit Certificate is delivered to the Unit Agent canceled or for cancellation.

SECTION 3.9 Substitution of Pledged Securities and Creation of Stripped Units; Units Not Otherwise Separable.

     (a) A Holder of Normal Units may obtain the release from the Pledge of such Holder's Pledged Securities underlying such Normal Units, free and clear of the Company's and the Call Option Holder's security interests therein, and convert such Normal Units into Stripped Units (collectively, a "Stripped Unit Creation") at any time after the original issuance of such Normal Units and on or prior to the second Business Day immediately preceding the Stock Purchase Date by:

            (i) delivering to the Collateral Agent: (w) Treasury Securities that through their scheduled payments will generate not later than the Stock Purchase Date an amount of cash that is at least equal to the aggregate Stated Amount of such Normal Units, (x) if the Call Options underlying such Normal Units remain exercisable on the date on which the requirements contained in this Section 3.09(a) for such Stripped Unit Creation are satisfied, an instrument from the Call Option Holder releasing its security interest in the Pledged Securities securing such Call Options and agreeing that such Call Options no longer underlie such Normal Units (or the Stripped Units such Normal Units then become); and

            (ii) surrendering the Unit Certificate evidencing such Normal Units, with the form of Request to Create Stripped Units thereon duly completed and executed, to the Unit Agent, whereupon the Unit Agent shall promptly request the Collateral Agent to release the Pledged Securities underlying such Normal Units; provided, however, that if Treasury Securities are the Pledged Securities under lying such Normal Units, a Stripped Unit Creation may only be effected with respect to a number of Normal Units that will result in the release from the Pledge of Treasury Securities in denominations of $1,000 and integral multiples thereof.

     (b) Upon receipt of the items described in subclause (w) of clause (i) of Section 3.09(a) above and the request from the Unit Agent described in clause
(ii) of Section 3.09(a) above, the Collateral Agent will, in accordance with the terms of the Pledge Agreement, release to the Unit Agent, on behalf of the Holder, from the Pledge, free and clear of the Company's and the Call Option Holders's security interests therein, the securities that theretofore had been the Pledged Securities underlying such Normal Units, and upon receipt thereof the Unit Agent shall promptly:

                  (i)      cancel the Unit Certificate for such Normal Units;

                  (ii) transfer such released Pledged Securities to the Holder or, subject to Section 3.05, the Holder's designee;

                  (iii) authenticate, execute on behalf of such Holder and deliver to the Holder or, subject to Section 3.05, the Holder's designee a Unit Certificate executed by the Company in accordance with
         Section 3.03 evidencing a number of Stripped Units equal to the number of such Normal Units.

Concurrently with the release of the securities that theretofore had been the Pledged Securities underlying such Normal Units as contemplated by the preceding sentence, the Treasury Securities delivered to the Collateral Agent as contemplated by clause (i) of Section 3.09(a) above shall thereupon be substituted for such securities as Pledged Securities underlying the Stripped Units created from such Normal Units.

     (c)    Except for a Stripped Unit Creation effected in compliance with this
Section 3.09, for so long as the Purchase Contract underlying a Normal Unit remains in effect such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Unit in respect of the Pledged Securities, Purchase Contract and Call Option underlying such Normal Unit may be acquired, and may be transferred and exchanged, only as an integrated Normal Unit. For so long as the Purchase Contract underlying a Stripped Unit remains in effect such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Pledged Securities and Purchase Contract underlying such Stripped Unit may be acquired, and may be transferred and exchanged, only as an integrated Stripped Unit. Other than a Unit Certificate, no Holder of a Unit, nor any transferee thereof, shall be entitled to receive a certificate evidencing the ownership of Pledged Securities or any other rights or obligations underlying such Unit for so long as the Purchase Contract underlying such Unit remains in effect.

SECTION 3.10   Payments on the Units.

     Contract Payments (if any) payable by the Company to the Holders, and all amounts payable to Holders as required by 5.04(b), will be payable at the office of the Unit Agent in The City of New York maintained for that purpose or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the relevant Unit Register on the Record Date; provided, however, that for so long as any Units are evidenced by Global Certificates, the Unit Agent will pay each such amount payable in respect of such Units by wire transfer in same-day funds, no later than 2:00 p.m., New York City time, on the Business Day such amount is received by the Unit Agent from the Collateral Agent or the Company (or, if such amount is received by the Unit Agent after 1:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, no later than 10:00 a.m., New York City time, on the next succeeding Business Day), to the Depositary, to the account or accounts designated by it for such purpose.

SECTION 3.11   No Consent to Assumption.

     Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, receiver, liquidator or a person or entity performing similar functions, its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.


                                   ARTICLE IV

                             THE PLEDGED SECURITIES

SECTION 4.1    INTENTIONALLY LEFT BLANK.


SECTION 4.2    Transfer of Pledged Securities Upon Occurrence of
               Termination Event.

     Upon the occurrence of a Termination Event and the transfer of the Pledged Securities underlying each Holder's Units to the Unit Agent pursuant to the terms of the Pledge Agreement, the Unit Agent shall request transfer instructions with respect to such Pledged Securities from such Holder by written request mailed to such Holder at his address as it appears in the relevant Unit Register. Thereafter, upon surrender to the Unit Agent of a Unit Certificate evidencing a Holder's Units, with transfer instructions in proper form for transfer of the underlying Pledged Securities, the Unit Agent shall transfer the Pledged Securities evidenced by such Unit Certificate to such

Holder in accordance with such instructions; provided, however, that if the Pledged Securities are to be transferred to a Person other than the Person in whose name such Unit Certificate is registered, no such transfer shall be made unless the Person requesting the transfer has paid any transfer and other taxes required by reason of such transfer to a Person other than the registered Holder of such Unit Certificate or has established to the satisfaction of the Company that such tax either has been paid or is not payable. Until the foregoing conditions to transfer any of the Pledged Securities underlying any Units has been met, the Unit Agent shall hold such Pledged Securities as custodian for the Holder of such Units.

     If upon a Termination Event any Holder of Units would, after satisfying the foregoing conditions, otherwise be entitled to receive (or have transferred to such Holder's designee) Treasury Securities of any series having a principal amount that is not an integral multiple of $1,000, such Holder shall instead be entitled to receive (or have transferred to such Holder's designee) Treasury Securities of such series in a principal amount equal to the next lower integral multiple of $1,000 plus a portion of the net proceeds from the sale of Treasury Securities of such series contemplated by the succeeding sentence representing such Holder's interest therein. As soon as practicable after transfer to the Unit Agent of the Pledged Securities as provided in the Pledge Agreement, the Unit Agent shall, on behalf of all Holders who, by virtue of the preceding sentence, will not be entitled to a portion of the Treasury Securities of any series to which they would otherwise be entitled, aggregate and sell the Treasury Securities of such series representing such portion to or through one or more U.S. government securities dealers at then prevailing prices, deduct from the proceeds of such sales all commissions and other out-of-pocket transaction costs incurred in connection with such sales and, until the net proceeds therefrom have been distributed to the Holders entitled thereto or their designees, hold such proceeds in trust for such Holders.


                                    ARTICLE V

                             THE PURCHASE CONTRACTS

SECTION 5.1    Purchase of Shares of Common Stock.

     Each Purchase Contract underlying a Unit shall obligate the Holder of such Unit to purchase, and the Company to sell, on the Stock Purchase Date, unless an Early Settlement has occurred in accordance with Section 5.11 hereof, at a price equal to the Stated Amount, a number of newly issued shares of Common Stock equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event. The "Settlement Rate" is equal to
(a) if the Applicable Market Value (as defined below) is greater than or equal to $53 (the "Threshold Appreciation Price"), .7830 of a share of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $34.24 (the "Floor Price"), a fractional share of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value (rounded upward or downward to the nearest 1/10,000th of a share or, if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share) and (c) if the Applicable Market Value is less than or equal to the Floor Price, 1.2121 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in Section
5.06. As provided in Section 5.09, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

     The "Applicable Market Value" means the average of the Closing Prices per share of Common Stock on each of the twenty consecutive Trading Days ending on the last Trading Day immediately preceding the Stock Purchase Date. The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The NASDAQ Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock
(A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and
(B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

     Each Holder of a Unit Certificate evidencing Normal Units, by his acceptance thereof, irrevocably authorizes the Unit Agent to enter into and perform the underlying Purchase Contracts and Call Options on his behalf as his attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts and Call Options, consents to the provisions of the Principal Agreements, irrevocably authorizes the Unit Agent to enter into and perform the Call Option Agreement and the Pledge Agreement on his behalf as his attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Pledged Securities underlying such Normal Units pursuant to the Pledge Agreement. Each Holder of a Unit Certificate evidencing Stripped Units, by his acceptance thereof, irrevocably authorizes the Unit Agent to enter into and perform the underlying Purchase Contracts on his behalf as his attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Principal Agreements, irrevocably authorizes the Unit Agent to perform the Pledge Agreement on his behalf as his attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Pledged Securities underlying such Stripped Units pursuant to the Pledge Agreement. Each Holder of Units, by his acceptance thereof, further irrevocably covenants and agrees that, unless such Holder satisfies its obligations to the Company under the Purchase Contracts underlying such Units as provided in
Section 5.04(a), then to the extent and in the manner provided in Section 5.04(b) and the Pledge Agreement, but subject to the terms thereof, payments in respect of all or a portion of the principal of or proceeds from the Pledged Securities on the Stock Purchase Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

     Upon registration of transfer of a Unit Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of the Purchase Contracts and any Call Options evidenced thereby and by the Pledge Agreement and the transferor shall be released from all such obligations evidenced by the Unit Certificate so transferred. The Company covenants and agrees, and each Holder of a Unit Certificate, by his acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

SECTION 5.2    Contract Payments.

     Subject to Section 5.03, if any Contract Payments are or will be payable by the Company to the Holders, the Company shall pay, prior to 1:00 p.m., New York City time, on each Quarterly Payment Date to and including the Stock Purchase Date, the Contract Payments payable in respect of each Purchase Contract to the Person in whose name the Unit Certificate (or one or more Predecessor Unit Certificates) evidencing such Purchase Contract is registered at the close of business on the Record Date next preceding such Quarterly Payment Date. The Company's obligations with respect to such Contract Payments will be subordinated and junior in right of payment to the Company's obligations under its Senior Indebtedness.

     Each Unit Certificate delivered under this Agreement upon registration of transfer of, in exchange for or in lieu of any other Unit Certificate shall carry the rights to receive and obligations to pay Contract Payments accrued and unpaid, and to accrue, which were carried by the Purchase Contracts evidenced by such other Unit Certificate.

SECTION 5.3    Deferral of Payment Dates For Contract Payment.

     So long as no default in the Company's obligations under the Principal Agreements has occurred and is continuing, the Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Payments, if any, otherwise payable by the Company on any Quarterly Payment Date, but only if the Company shall give the Holders and the Unit Agent written notice of its election to defer such payment (specifying the amount to be deferred) at least five Business Days prior to the earlier of (a) the next succeeding Quarterly Payment Date, (b) the date the Company is required to give notice of the Record Date or Quarterly Payment Date with respect to payment of such Contract Payment to the NYSE or other applicable self-regulatory organization or to Holders, or (c) the Record Date for such Quarterly Payment Date. Any Contract Payments so deferred shall bear additional Contract Payments thereon at a rate per annum equal to the Deferral Rate (computed on the basis of a 360-day year of twelve 30- day months), compounding on each succeeding Quarterly Payment Date, until paid in full. Deferred Contract Payments (and additional Contract Payments accrued thereon) shall be due on the next succeeding Quarterly Payment Date except to the extent that payment is deferred pursuant to this Section. No Contract Payments may be deferred to a date that is after the Stock Purchase Date.

     In the event the Company exercises its option to defer the payment of Contract Payments (if any) payable by it, then, until all deferred Contract Payments (including additional Contract Payments accrued thereon) have been paid in full, the Company shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (b) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu with or junior in right of payment to the Contract Payments or (c) make any guarantee payments with respect to any guarantee by the Company of any securities of any subsidiary of the Company if such guarantee ranks pari passu or junior in right of payment to the Contract Payments (other than, in the case of clauses (a), (b) and (c), (i) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company, (ii) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (iii) payments under the Company's guarantee of the Trust Preferred Securities, (iv) as a result of a reclassification of the Company's capital stock solely into shares of one or more classes or series of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (v) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged and (vi) purchases of common stock in connection with the satisfaction by the Company of its obligations under any of the Company's benefit plans for its and its subsidiaries' directors, officers or employees or any of the company's dividend reinvestment plans).

SECTION 5.4    Payment of Purchase Price.

     (a) Unless a holder settles the underlying Purchase Contract through the early delivery of cash to the Unit Agent in the manner described in Section 5.11, a Holder of Units shall, by no later than 10:00 a.m., New York City time, on the Stock Purchase Date, deliver to the Unit Agent payment of the purchase price for the shares of Common Stock to be purchased pursuant to the Purchase Contracts underlying such Units, which payment shall be made in lawful money of the United States by certified or cashier's check payable to the order of the Company in immediately available funds in an amount equal to the aggregate Stated Amount of such Holder's Units.

     By 11:00 a.m., New York City time, on the Stock Purchase Date, the Unit Agent shall (i) transfer to the Company all of the payments the Company is entitled to receive as contemplated by the preceding sentence, (ii) notify the Collateral Agent and the Company as to the number of Normal Units and the number of Stripped Units, respectively, with respect to which payment has been received as aforesaid (such Units being collectively referred to as "Paid Units") and the number of Normal Units and the number of Stripped Units, respectively, with respect to which payment has not been received as aforesaid (such Units being collectively referred to as "Unpaid Units"), and (iii) request the Collateral Agent (with notice of such request to the Company) to release the Pledged Securities underlying the Paid Units (or, in the case of Treasury Securities, the cash payments received thereon) from the Pledge and transfer such released Pledged Securities (or such cash) to the Unit Agent for delivery to the Holders of such Units entitled thereto, free and clear of the Company's security interest therein.

     By 1:00 p.m., New York City time, on the Stock Purchase Date, the Collateral Agent shall, as provided by the terms of the Pledge Agreement, comply with the request referred to in clause (iii) of the preceding sentence (subject to the Company's right under the Pledge Agreement to prevent the Collateral Agent from doing so to the extent the aggregate amount the Company has received as contemplated by clause (i) of the preceding sentence is less than the aggregate amount payable with respect to the Units referred to in such request). The Unit Agent shall thereupon, subject to its receipt from the Collateral Agent of the Pledged Securities (or cash) referred to in such request and subject to
Section 3.05, transfer such released Pledged Securities (or cash) to the respective Holders entitled thereto in accordance with the settlement instructions specified in the form of Settlement Instructions appearing on the Unit Certificates evidencing the Paid Units; provided, however, that if any such Unit Certificate is not surrendered to the Unit Agent with the form of Settlement Instructions thereon duly completed and executed, the Unit Agent shall hold such Pledged Securities (or cash), and any principal payments, distributions or interest received on such Pledged Securities, as custodian for the Holder entitled thereto, to be delivered to such Holder (without any interest thereon and subject to Section 3.05) upon surrender of such Unit Certificate to the Unit Agent (with the form of Settlement Instructions thereon duly completed and executed).

     (b) With respect to each Holder's Unpaid Units, pursuant to the terms of the Pledge Agreement,

            (i) (x) if Trust Preferred Securities underlie such Unpaid Units, the Collateral Agent, on behalf of such Holder, shall exercise such Holder's right under the Declaration to require the Trust to distribute Junior Subordinated Debentures having an aggregate principal amount equal to the aggregate liquidation amount of such Trust Preferred Securities, in exchange for such Trust Preferred Securities, and, upon receiving such Junior Subordinated Debentures, shall thereupon, as Put Agent, exercise the Junior Subordinated Debenture Put Option with respect thereto and (y) if Junior Subordinated Debentures underlie such Unpaid Units, the Collateral Agent, on behalf of such Holder, shall, as Put Agent, exercise the Junior Subordinated Debenture Put Option with respect thereto;

          (ii) the Collateral Agent shall deliver to the Company, out of the proceeds from the exercise of such Junior Subordinated Debenture Put Option or, if Treasury Securities underlie such Unpaid Units, the proceeds from the payment of such Treasury Securities at maturity, an amount equal to the aggregate Stated Amount of such Unpaid Units plus the unpaid Contract Payments, if any, payable by such Holder to the Company in respect of such Unpaid Units to satisfy in full such Holder's obligations under such Unpaid Units; and

          (iii) the Collateral Agent shall remit to the Unit Agent, on behalf of such Holder, the remainder of the proceeds, if any, from the Pledged Securities underlying such Unpaid Units for distribution to such Holder.

     The amount referred to in clause (iii) above shall, subject to receipt thereof by the Unit Agent from the Collateral Agent, be paid to the Person in whose name the Unit Certificate (or one or more Predecessor Unit Certificates) evidencing such Unpaid Units is registered at the close of Business on the Record Date next preceding the Stock Purchase Date.

     (c) Each Holder will be entitled to apply any unpaid amounts owing by the Company to such Holder as a set-off to reduce, dollar-for-dollar, any amounts then owing by such Holder to the Company in respect of such Holder's Units, and such set-off amounts will be treated for all purposes as having been paid in full by such Holder as required hereby.

     (d) The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder of the related Unit unless the Company shall have received payment in full of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth (either directly or by operation of set-off as contemplated by the preceding sentence).

SECTION 5.5    Issuance of Shares of Common Stock.

     Unless a Termination Event or an Early Settlement shall have occurred, as promptly as practicable on or after the Stock Purchase Date, upon receipt by the Company of payment in full of the aggregate purchase price for the shares of Common Stock purchased by the Holders pursuant to the foregoing provisions of this Article, and subject to Section 5.06(b), the Company shall deposit with the Unit

Agent, for the benefit of the Holders of the Units, one or more certificates representing the newly issued shares of Common Stock registered in the name of the Unit Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Unit Certificate to the Unit Agent on or after the Stock Purchase Date, with the form of Settlement Instructions thereon duly completed and executed, the Holder of such Unit Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article Five (after taking into account all Units then held by such Holder), together with cash in lieu of fractional shares as provided in
Section 5.09 and any dividends or distributions declared and paid after the Stock Purchase Date with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Unit Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the form of Settlement Instructions appearing on the surrendered Unit Certificate.

     If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Unit Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Unit Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

SECTION 5.6    Adjustment of Settlement Rate.

     (a)    Adjustments for Dividends, Distributions, Stock Splits, Etc.

     (1) In case the Company shall pay or make a dividend or other distribution on any class of Common Stock of the Company in Common Stock, the Settlement Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts underlying such Units) entitling them, for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan), the Settlement Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

     (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case out standing shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this Section), the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Unit Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall all be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section shall not be applicable.

     (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.06(b) applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, when combined with (I) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution to the extent such amount has not already been applied in a prior adjustment pursuant to this paragraph (5) and (II) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the date of expiration of such tender or exchange offer, of the consideration paid in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph
(6) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (such excess portion of such distribution being herein referred to as the "Excess Amount"), the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which (i) the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to (x) such Excess Amount divided by (y) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and (ii) the denominator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

     (6) In case the Company or any subsidiary of the Company shall consummate a tender or exchange offer for all or any portion of the Common Stock and pay an aggregate consideration in respect thereof having a fair market value (as deter mined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that, when combined with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the date of expiration of such tender or exchange offer, of the consideration paid in respect of any other tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the date of expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph
(6) has been made and (II) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within 12 months preceding the date of expiration of such tender or exchange offer to the extent such amount has not already been applied in a prior adjustment pursuant to paragraph (5) of this Section, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date of expiration of such tender or exchange offer times the number of shares of Common Stock outstanding (including any tendered shares) at the close of business on the date of such expiration, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date of such expiration by a fraction of which (i) the numerator shall be (A) the product of (I) the Current Market Price per share of the Common Stock on the date of such expiration and (II) the number of shares of Common Stock outstanding (including any tendered shares) at the close of business on the date of such expiration less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration paid in respect of such tender or exchange offer and
(ii) the denominator shall be the product of (A) the Current Market Price per share of the Common Stock on the date of such expiration and (B) the number of shares of Common Stock outstanding (including any tendered shares) at the close of business on the date of such expiration less the number of shares acquired pursuant to such tender or exchange, such adjustment to become effective immediately prior to the opening of business on the day following the date of such expiration.

     (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.06(b) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

     (8) The "Current Market Price" per share of Common Stock on any day means the average of the daily Closing Prices for the 5 consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term " 'ex' date", when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

     (9) All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or, if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6),
(7) or (10) of this Section 5.06(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (a), (b) or (c) of the definition of Settlement Rate in Section 501 will apply on the Stock Purchase Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction of which the numerator shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5),
(6), (7) or (10) of this Section 506(a) and the denominator shall be the Settlement Rate immediately before such adjustment.

     (10) The Company may make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

     (b) Adjustment for Consolidation, Merger or Other Reorganization Event. If, prior to setting any of the Purchase Contracts there is (i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (ii) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety, (iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or (iv) any liquidation, dissolution or winding up of the Company (any such event, a "Reorganization Event"), the Settlement Rate will be adjusted to provide that each Holder of Units will receive on the Stock Purchase Date with respect to each Purchase Contract forming a part thereof (or if applicable, upon the Early Settlement Date), the kind and amount of securities, cash and other property receivable upon such Reorganization Event by a holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Stock Purchase Date had occurred immediately prior to such Reorganization Event, assuming such holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person, and failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization

Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share of the non-electing shares). In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Unit Agent an agreement supplemental hereto providing that the Holders of each Outstanding Unit shall have the rights provided by this Section 5.06. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

SECTION 5.7    Notice of Adjustments and Certain Other Events.

     (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

            (i) forthwith compute the adjusted Settlement Rate in accordance with Section 5.06 and prepare and transmit to the Unit Agent an Officers' Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

          (ii) within 10 Business Days following the occurrence of an event that permits or requires an adjustment to the Settlement Rate pursuant to
     Section 5.06 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

     (b) The Unit Agent shall not at any time be under any duty or responsibility to any holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Unit Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Unit Agent makes no representation with respect thereto. The Unit Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

SECTION 5.8    No Fractional Shares.

     No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Stock Purchase Date. If Unit Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Unit Certificates so surrendered. Instead of any fractional share of Common Stock which would other wise be deliverable upon settlement of any Purchase Contracts on the Stock Purchase Date, the Company, through the Unit Agent, shall make a cash payment in respect of such fractional interest in an amount equal to such fraction times the Applicable Market Value. The Company shall provide the Unit Agent from time to time with sufficient funds to permit the Unit Agent to make all cash payments required by this Section 5.08 in a timely manner.

SECTION 5.9    Charges and Taxes.

     The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Unit Certificate evidencing a Purchase Contract or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Unit Certificate surrendered in respect of the Purchase Contracts evidenced thereby, other than in the name of the Unit Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Unit Certificates unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

SECTION 5.10   Termination Event; Notice.

     The Purchase Contracts and the obligations and rights of the Company and the Holders thereunder, including, without limitation, all obligations and rights to pay or receive any accrued or deferred Contract Payments or to settle such Purchase Contracts pursuant to this Article Five, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Unit Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall give written notice to the Unit Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Unit Registers. Upon and after the occurrence of a Termination Event, the provisions of this Article Five (other than this Section 5.10) shall automatically terminate and be of no further force or effect, and the Unit Certificates shall thereafter represent only the right to receive the Pledged Securities forming a part of the Units theretofore evidenced thereby in accordance with the provisions of Section 4.02 and the Pledge Agreement.

SECTION 5.11   Early Settlement.

     (a) In the event of a merger or consolidation of the Company of the type described in clause (i) of Section 5.06(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Unit the right to settle the Purchase Contract underlying such Unit prior to the Stock Purchase Date ("Early Settlement") as provided herein. On or before the fifth Business Day after the consummation of a Cash Merger the Company or, at the request and expense of the Company, the Unit Agent, shall give all Holders notice, in the manner provided in Section 1.06, of the occurrence of the Cash Merger and of the right of Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Unit Agent, the Collateral Agent and, if the Call Options have not been exercised and have not expired, the Call Option Holder.

            Each such notice shall contain:

            (i) the date, which shall be not less than 20 nor more than 30 days after the date of such notice, on which the Early Settlement will be effected (the "Early Settlement Date");

            (ii) the date, which shall be three Business Days prior to the Early Settlement Date, by which the Early Settlement right must be exercised;

            (iii) the Settlement Rate in effect as a result of such Cash Merger and the kind and amount of securities, cash and other property receivable by the Holder upon settlement of each Purchase Contract pursuant to Section 5.06(b);

            (iv) a statement to the effect that all or a portion of the Stated Amount payable by the Holder to settle the Purchase Contract will be offset against the amount of cash so receivable upon exercise of Early Settlement, as applicable;

            (v) the instructions a Holder must follow to exercise the Early Settlement right; and

            (vi) a statement to the effect that accrued and unpaid Contract Payments in respect of the Purchase Contracts for which Early Settlement shall have been effected shall be payable on the Early Settlement Date, and that upon such payment Contract Payments on such Purchase Contracts shall cease to accrue.

     (b) To exercise an Early Settlement right, a Holder shall deliver to the Unit Agent on or before 5:00 p.m., New York City time on the date specified in the notice the Unit Certificate(s) with respect to which the Early Settlement right is being exercised with the form of "Election to Settle Early" on the reverse thereof duly completed, accompanied by payment of the purchase price for the property to be purchased pursuant to the Purchase Contracts underlying such Units, which payment shall be made in lawful money of the United States by certified or cashier's check payable to the order of the Company in immediately available funds in an amount equal to the aggregate State Amount of the Units in respect of which the Early Settlement is being effected less the amount of cash that otherwise would be deliver able by the Company or its successor upon settlement of the Purchase Contract in lieu of Common Stock pursuant to Section 5.06(b) and as described in the notice to Holders.

     (c) In the event an Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, (i) on the Early Settlement Date the Company shall deliver or cause to be delivered by the Unit Agent to each such exercising Holder the net cash, securities and other property to be received, as provided herein, by such exercising Holder in respect of the number of Purchase Contracts for which such Early Settlement right was exercised, together with all accrued and unpaid Contract Payments to the Early Settlement Date payable on such Purchase Contracts, in accordance with the settlement instructions provided by such Holder and (ii) all references herein to Stock Purchase Date shall be deemed to refer to such Early Settlement Date and all references to form of Settlement Instruction shall be deemed to refer to the form of Election to Settle Early, as applicable.

     (d) In the event that Early Settlement is effected with respect to less than all of the Purchase Contracts underlying the Units evidenced by a Unit Certificate, upon such Early Settlement the Company shall execute and the Unit Agent shall authenticate, execute on behalf of the Holders and deliver to the Holder thereof, at the expense of the Company, a Unit Certificate evidencing the Units as to which Early Settlement was not effected.


                                   ARTICLE VI

                                    REMEDIES

SECTION 6.1    Unconditional Rights of Holders.

     Notwithstanding any other provision in this Agreement, the Holder of any Unit shall have the right, which is absolute and unconditional but which is subject to Section 5.10, to purchase Common Stock pursuant to the Purchase Contract underlying such Unit and to receive payment of Contract Payments, if any, payable by the Company to such Holder with respect to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such right, and such rights shall not be impaired without the consent of such Holder.

SECTION 6.2    Restoration of Rights and Remedies.

     If any Holder of Units has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

SECTION 6.3    Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement of mutilated, destroyed, lost or stolen Unit Certificates in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Holders of Units is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.4    Delay or Omission Not Waiver.

     No delay or omission of any Holder to exercise any right or remedy shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

SECTION 6.5    Undertaking for Costs.

     All parties to this Agreement agree, and each Holder of any Unit by his acceptance of the Unit Certificate evidencing such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Unit Agent for any action taken, suffered or omitted by it as Unit Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Unit Agent, to any suit instituted by any Holder of Units, or group of Holders, holding in the aggregate more than 10% of the number of Out standing Units, or to any suit instituted by any Holder of Units for the enforcement of payments due in respect of Pledged Securities or Contract Payments on Purchase Contracts underlying such Units on or after the respective due dates therefor, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Units.

SECTION 6.6    Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Unit Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VII

                                 THE UNIT AGENT

SECTION 7.1    Certain Duties and Responsibilities.

     (a)    (i)      The Unit Agent undertakes to perform, with respect to the
Units, such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Unit Agent; and

            (ii) in the absence of bad faith or negligence on its part, the Unit Agent may, with respect to the Units, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Unit Agent and conforming to the requirements of this Agreement, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Unit Agent, the Unit Agent shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Agreement.

     (b) No provision of this Agreement shall be construed to relieve the Unit Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (ii) the Unit Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Unit Agent was negligent in ascertaining the pertinent facts; and

            (iii) no provision of this Agreement shall require the Unit Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Unit Agent shall be subject to the provisions of this Section.

SECTION 7.2    Notice of Default.

     Within 90 days after the occurrence of any default by the Company hereunder, of which a Responsible Officer of the Unit Agent has actual knowledge, the Unit Agent shall transmit by mail to all Holders of Units, as their names and addresses appear in the Unit Registers, notice of such default hereunder, unless such default shall have been cured or waived.

SECTION 7.3    Certain Rights of Unit Agent.

     Subject to the provisions of Section 7.01:

     (a) the Unit Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Agreement the Unit Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Unit Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company;

     (d) the Unit Agent may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Unit Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Unit Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the issuance of the Units and the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Unit Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and promises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; and

     (f) the Unit Agent may execute any of its powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Unit Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 7.4    Not Responsible for Recitals or Issuance of Units.

     The recitals contained herein and in the Unit Certificates shall be taken as the statements of the Company and the Unit Agent assumes no responsibility for their correctness. The Unit Agent makes no representations as to the validity or sufficiency of this Agreement or of the Units. The Unit Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Trust Preferred Securities or Purchase Contracts.

SECTION 7.5    May Hold Units.

     Any Unit Registrar or any other agent of the Company, or the Unit Agent, in its individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company with the same rights it would have if it were not Unit Registrar or such other agent, or the Unit Agent.

SECTION 7.6    Money Held in Trust.

     Money held by the Unit Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Unit Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 7.7    Compensation and Reimbursement.

     The Company agrees:

     (a) to pay to the Unit Agent from time to time reasonable compensation for all services rendered by it hereunder as the Company and the Unit Agent shall from time to time agree in writing;

     (b) except as otherwise expressly provided herein, to reimburse the Unit Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Unit Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

     (c) to fully indemnify the Unit Agent and any predecessor Unit Agent and their agents for, and to hold each of them harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Unit Agent), incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This Section 7.07(c) shall survive the termination of this Agreement.

SECTION 7.8    Corporate Unit Agent Required; Eligibility.

     There shall at all times be an Unit Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in the Borough of Manhattan, The City of New York, if there be such a corporation in the Borough of Manhattan, The City of New York qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Unit Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 7.9    Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Unit Agent and no appointment of a successor Unit Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Unit Agent in accordance with the applicable requirements of Section 7.10.

     (b) The Unit Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Unit Agent required by Section
7.10 shall not have been delivered to the Unit Agent within 30 days after the giving of such notice of resignation, the resigning Unit Agent may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Unit Agent.

     (c) The Unit Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered to the Unit Agent and the Company.

     (d)    If at any time

            (i) the Unit Agent fails to comply with Section 310(b) of the TIA, as if the Unit Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months, or

            (ii) the Unit Agent shall cease to be eligible under Section 708 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (iii) the Unit Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Unit Agent or of its property shall be appointed or any public officer shall take charge or control of the Unit Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Unit Agent, or (y) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Unit Agent and the appointment of a successor Unit Agent.

     (e) If the Unit Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Unit Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Unit Agent and shall comply with the applicable requirements of Section 7.10. If no successor Unit Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Unit Agent.

     (f) The Company shall give, or shall cause such successor Unit Agent to give, notice of each resignation and each removal of the Unit Agent and each appointment of a successor Unit Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Units as their names and addresses appear in the Unit Registers. Each notice shall include the name of the successor Unit Agent and the address of its Corporate Trust Office.

SECTION 7.10   Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Unit Agent, every such successor Unit Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Unit Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Unit Agent shall become effective and such successor Unit Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Unit Agent; but, on the request of the Company or the successor Unit Agent, such retiring Unit Agent shall, upon payment of its charges due under Section 7.07 hereof, execute and deliver an instrument transferring to such successor Unit Agent all the rights, powers and trusts of the retiring Unit Agent and shall duly assign, transfer and deliver to such successor Unit Agent all property and money held by such retiring Unit Agent hereunder.

     (b) Upon request of any such successor Unit Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Unit Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

     (c) No successor Unit Agent shall accept its appointment unless at the time of such acceptance such successor Unit Agent shall be qualified and eligible under this Article.

SECTION 7.11   Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Unit Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Unit Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Unit Agent, shall be the successor of the Unit Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Unit Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Unit Agent then in office, any successor by merger, conversion or consolidation to such Unit Agent may adopt such authentication and execution and deliver the Unit Certificates so authenticated and executed with the same effect as if such successor Unit Agent had itself authenticated and executed such Units.

SECTION 7.12   Preservation of Information; Communications to Holders.

     (a) The Unit Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Unit Agent in its capacity as Unit Registrar.

     (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Unit Agent, and furnish to the Unit Agent reasonable proof that each such applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Unit Agent shall, within five Business Days after the receipt of such application, afford such applicants access to the information preserved at the time by the Unit Agent in accordance with Section 7.12(a).

     (c) Every Holder of Units, by receiving and holding the Unit Certificates evidencing the same, agrees with the Company and the Unit Agent that none of the Company, the Unit Agent nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.12(b), regardless of the source from which such information was derived.

SECTION 7.13   No Obligations of Unit Agent.

     Except to the extent otherwise provided in this Agreement, the Unit Agent assumes no obligations and shall not be subject to any liability under this Agreement or any Purchase Contract or Call Option in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Unit Certificate, by his acceptance thereof, shall be deemed to have agreed, that the Unit Agent's execution of the Unit Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Unit Agent shall have no obligation to perform such Purchase Contracts or Call Options on behalf of the Holders, except to the extent expressly provided in Article Five hereof.

SECTION 7.14   Tax Compliance.

     (a) The Unit Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

     (b) The Unit Agent shall comply with any direction received from the Company with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 7.01(a)(ii) hereof.

     (c) The Unit Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or to its authorized representative within a reasonable period of time after receipt of such request.


                                  ARTICLE VIII

                             SUPPLEMENTAL AGREEMENTS

SECTION 8.1    Supplemental Agreements Without Consent of Holders.

     Without the consent of any Holders, the parties to any Principal Agreement, at any time and from time to time, may enter into one or more agreements supplemental hereto or thereto, in form satisfactory to such parties, for any of the following purposes:

     (1) to evidence the succession of another Person to any such party, and the assumption by any such successor of the covenants of such party herein or therein and under the Units; or

     (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

     (3) to evidence and provide for the acceptance of appointment hereunder by a successor Unit Agent; or

     (4) to evidence the succession of another Person to the rights of the Call Option Holder under the Call Options, in connection with a transfer of such rights by the Call Option Holder to such Person; or

     (5) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.06(b); or

     (6) to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, or to make any other provisions with respect to such matters or questions arising under such Principal Agreement, provided such action shall not adversely affect the interests of the Holders.

SECTION 8.2    Supplemental Agreements with Consent of Holders.

     With the consent of the Holders of not less than a majority of the Outstanding Units (or, with respect to modifications that adversely affect only the Holders of Normal Units or only the Holders of Stripped Units, with the consent of the Holders of not less than a majority of the Outstanding Units that comprise Normal Units or Stripped Units, as the case may be), by Act of said Holders delivered to the parties to any Principal Agreement, such parties (when authorized, in the case of the Company, by a Board Resolution) may enter into an agreement or agreements supplemental to such Principal Agreement for the purpose of modifying in any manner the terms of the Units, or the provisions of such Principal Agreement or the rights of the Holders in respect of the Units; provided, however, that no such supplemental agreement shall, without the consent of the Holder of each Outstanding Unit affected thereby,

     (1)    change any payment date;

     (2) change the amount or type of Pledged Securities underlying a Unit, impair the right of the Holder of any Unit to receive distributions or interest payments on the underlying Pledged Securities or otherwise adversely affect the Holder's rights in or to such Pledged Securities (including the rights of Holders of Normal Units to effect a Stripped Unit Creation);

     (3) reduce the Contract Payments, if any, or other amounts receivable by Holders in respect of Units or change any place where, or the coin or currency in which, any Contract Payments or other amounts payable in respect of Units are payable;

     (4) impair the right to institute suit for the enforcement of any Purchase Contract;

     (5) reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract, change the Stock Purchase Date or otherwise adversely affect the Holder's rights under any Purchase Contract; or

     (6) reduce the amount payable on exercise of any Call Option, extend the Call Option Expiration Date (as defined in the Call Option Agreement) or otherwise adversely affect any Holder's rights under any Call Option; or

     (7) reduce the percentage of the Outstanding Units the consent of whose Holders is required for any such supplemental agreement.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any supplemental agreement to any Principal Agreement. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental agreement, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

SECTION 8.3    Execution of Supplemental Agreements.

     In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by the Principal Agreements, the Unit Agent shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Unit Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Unit Agent's own rights, duties or immunities under this Agreement or otherwise.

SECTION 8.4    Effect of Supplemental Agreements.

     Upon the execution of any supplemental agreement under this Article, the relevant Principal Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of such Principal Agreement for all purposes; and every Holder of Unit Certificates theretofore or thereafter authenticated, executed on behalf of the Holder and delivered hereunder shall be bound thereby.

SECTION 8.5    Reference to Supplemental Agreements.

     Unit Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Unit Agent, bear a notation in form approved by the Unit Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Unit Certificates so modified as to conform, in the opinion of the Unit Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Unit Agent in exchange for Outstanding Unit Certificates evidencing the same number of Normal Units or Stripped Units, as the case may be.

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 9.1 Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions.

     The Company covenants that it will not merge or consolidate with any other Person or sell or convey all or substantially all of its assets to any Person, except that the Company may merge or consolidate with, or sell or convey all or substantially all of its assets to, any other Person, provided that (a) the Company shall be the continuing corporation, or the successor (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof and such corporation shall assume the obligations of the Company under the Purchase Contracts and the Pledge Agreement by one or more supplemental agreements in form satisfactory to the Unit Agent and, in the case of the Pledge Agreement, the Collateral Agent, executed and delivered to the Unit Agent, and, in the case of the Pledge Agreement, the Collateral Agent by such corporation, and (b) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any covenant or condition under any Principal Agreement or under any of the Units.

SECTION 9.2    Rights and Duties of Successor Corporation.

     In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named in the Principal Agreements as the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of CMS Energy Corporation, any or all of the Unit Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Unit Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Unit Agent shall authenticate and execute on behalf of the Holders and deliver any Unit Certificates which previously shall have been signed and delivered by the officers of the Company to the Unit Agent for authentication and execution, and any Unit Certificate evidencing Units which such successor corporation thereafter shall cause to be signed and delivered to the Unit Agent for that purpose. All the Unit Certificates so issued shall in all respects have the same legal rank and benefit under this Agreement as the Unit Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Unit Certificates had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale or conveyance such change in phraseology and form (but not in substance) may be made in the Unit Certificates evidencing Units thereafter to be issued as may be appropriate.

SECTION 9.3    Opinion of Counsel to Unit Agent.

     The Unit Agent, subject to Sections 7.01 and 7.03, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article.


                                    ARTICLE X

                                    COVENANTS

SECTION 10.1   Performance Under Purchase Contracts.

     The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

SECTION 10.2   Maintenance of Office or Agency.

     The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Unit Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement and for transfer of Pledged Securities upon occurrence of a Termination Event, where Unit Certificates may be surrendered for registration of transfer or exchange or for effecting Stripped Unit Creations, where payment of Contract Payments, if any, payable by the Company to the Holders may be made and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the Unit Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Unit Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Unit Agent as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where Unit Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Unit Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Unit Agent at its Corporate Trust Office as paying agent in such city.

SECTION 10.3   Company to Reserve Common Stock.

     The Company shall at all times prior to the Stock Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts underlying the Units.

SECTION 10.4   Covenants as to Common Stock.

     The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of the Purchase Contracts underlying the Units will, upon issuance, be newly issued (i.e., not issued out of treasury shares) and be duly authorized, validly issued, fully paid and nonassessable.

SECTION 10.5   Statements of Officers of the Company as to Default.

     The Company will deliver to the Unit Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company shall deliver to the Trustee within 5 Business Days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or lapse of time, would constitute an Event of Default, an Officers' Certificate setting forth the details of, and what action the Company proposes to take with respect to, such Event of Default.

     IN WITNESS WHEREOF, the parties hereto have caused this Master Unit Agreement to be duly executed as of the day and year first above written.



                                         CMS ENERGY CORPORATION


                                         By: /s/ ALAN M. WRIGHT
                                            ------------------------------------
                                            Name: Alan M. Wright
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                         THE BANK OF NEW YORK,
                                           as Unit Agent

                                         By: /s/ MICHAEL CULHANE
                                            ------------------------------------
                                            Name: Michael Culhane
                                            Title: Vice President

                                                                       EXHIBIT A

                         FORM OF NORMAL UNIT CERTIFICATE

                             CMS ENERGY CORPORATION

                8.75% ADJUSTABLE CONVERTIBLE TRUST SECURITY UNITS
                     (STATED AMOUNT $41.50 PER NORMAL UNIT)


CUSIP No.125896308

No. N-1                                                   4,819,277 Normal Units

     This Unit Certificate certifies that Cede & Co. is the registered Holder of the number of Normal Units set forth above. Each Normal Unit represents the right to purchase Common Stock under a Purchase Contract with CMS Energy Corporation, a Michigan corporation (the "Company"), together with ownership of the Trust Preferred Securities or other Pledged Securities pledged to secure the obligations referred to in (a) and (b) below, subject to (a) the obligations owed to the Company under such Purchase Contract, (b) for so long as any Call Options remain exercisable, the obligations owed to the Call Option Holder under a Call Option and (c) the pledge arrangements securing the foregoing obligations.

     Each Purchase Contract evidenced hereby is governed by a Master Unit Agreement, dated as of July 8, 1999 (the "Master Unit Agreement"), between the Company and The Bank of New York, as unit agent (herein called the "Unit Agent"). All terms used herein which are defined in the Master Unit Agreement have the meanings set forth therein. Each Call Option evidenced hereby is governed by the Call Option Agreement. The Pledge of the Pledged Securities evidenced hereby is governed by the Pledge Agreement. Reference is hereby made to the Master Unit Agreement, the Call Option Agreement and the Pledge Agreement, and any supple mental agreements thereto, for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Unit Agent, the Company, the Call Option Holder, the Collateral Agent and the Holders. The summary contained herein is qualified in its entirety by the provisions of the Principal Agreements, and the Principal Agreements shall govern the rights of the parties to the extent that there is any conflict between such summary and such provisions.

     Each Purchase Contract evidenced hereby obligates the Holder of this Unit Certificate to purchase, and the Company to sell, on July 1, 2002 (the "Stock Purchase Date"), at a price equal to $41.50 (the "Stated Amount"), a number of newly issued shares of Common Stock, $.01 par value per share ("Common Stock"), of the Company equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined in the Master Unit Agreement) is greater than or equal to $53 (the "Threshold Appreciation Price"), .7830 of a share of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $34.24 (the "Floor Price"), a fractional share of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value (rounded to the nearest 1/10,000th of a share or, if there is no nearest 1/10,000th of a share, rounded downward to the nearest 1/10,000th of a share) and (c) if the Applicable Market Amount is less than or equal to the Floor Price, 1.2121 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Master Unit Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, but instead of issuing any fractional interest the Company shall make a cash payment as provided in the Master Unit Agreement. The purchase price for the shares of Common Stock to be purchased pursuant to each Purchase Contract evidenced hereby, if not paid by 10:00 a.m., New York City time, on the Stock Purchase Date, shall be paid by application of payments received by the Company on the Stock Purchase Date from the Collateral Agent pursuant to the Pledge Agreement in respect of the Pledged Securities pledged to secure such Holder's obligations under such Purchase Contract.

     The Purchase Contracts and the obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations to receive and pay accrued or deferred Contract Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Unit Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Securities from the Pledge. The Normal Units shall thereafter represent the right to receive the Pledged Securities forming a part of such Normal Units in accordance with the provisions of the Master Unit Agreement and the Pledge Agreement.

     Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy

Code or otherwise, of the Purchase Contract by the Company, receiver, liquidator or a person or entity performing similar functions, its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

     The Call Options evidenced hereby entitle the Call Option Holder to acquire the Trust Preferred Securities (or Junior Subordinated Debentures substituted therefor) evidenced hereby on or before April 1, 2002, unless prior to the exercise thereof there shall have occurred a Termination Event. The Call Option Holder may exercise such Call Options only in whole together with the Call Options underlying the other Normal Units, by delivering to the Unit Agent a notice of exercise and delivering to the Collateral Agent the Aggregate Call Option Exercise Consideration, whereupon the Trust Preferred Securities or Junior Subordinated Debentures underlying the Normal Units will be released from the Pledge and the Treasury Securities constituting all or part of the Aggregate Call Option Exercise Consideration delivered to the Collateral Agent will be substituted as the Pledged Securities underlying the Normal Units.

     The Company shall pay, on each January 1, April 1, July 1 and October 1, commencing October 1 (each, a "Quarterly Payment Date"), in respect of each Purchase Contract evidenced hereby, a payment (the "Contract Payment") accruing on the Stated Amount of such Unit from and including the date of first issuance of any Units at a rate per annum equal to 8.625% (the "Contract Payment Rate") (computed on the basis of a 360-day year of twelve 30-day months and subject to deferral as described in the Master Unit Agreement), plus any additional fees accrued thereon pursuant to Section 5.03 of the Master Unit Agreement. The Company's obligations with respect to Contract Payments shall be, to the extent provided in the Master Unit Agreement, subordinate and subject in right of payment to all Senior Indebtedness.

     Payments due to the Holder in respect of the Normal Units evidenced hereby will be payable to the Person in whose name this Unit Certificate (or a Predecessor Unit Certificate) is registered at the close of business on the Record Date next preceding the relevant payment date.

     The transfer of any Unit Certificate will be registered and Unit Certificates may be exchanged as provided in the Master Unit Agreement. The Unit Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Master Unit Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Unit Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Except as provided in the Master Unit Agreement in connection with a Stripped Unit Creation, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Unit in respect of the Pledged Securities and Purchase Contract constituting such Normal Unit may be transferred and exchanged only as an integrated Normal Unit.

     Upon registration of transfer of this Unit Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of the Purchase Contracts and Call Options evidenced hereby and by the Pledge Agreement, and the transferor shall be released from such obligations. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

     The Holder of this Unit Certificate, by his acceptance hereof, irrevocably authorizes the Unit Agent to enter into and perform the related Purchase Contracts and Call Options evidenced hereby on his behalf as his attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts and Call Options, consents to the provisions of the Principal Agreements, irrevocably authorizes the Unit Agent to enter into and perform the Call Option Agreement and the Pledge Agreement on his behalf as his attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Pledged Securities evidenced hereby pursuant to the Pledge Agreement.

     Subject to certain exceptions, the provisions of the Principal Agreements may be amended with the consent of the Holders of at least a majority of the Outstanding Units or, if the amendment affects only the Holders of the Normal Units or only the Holders of the Stripped Units, at least a majority of the Outstanding Units comprising Normal Units or Stripped Units, as the case may be.

     THE PURCHASE CONTRACTS AND CALL OPTIONS SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

     The Company, the Unit Agent and any agent of the Company or the Unit Agent may treat the Person in whose name this Unit Certificate is registered as the owner of the Normal Units evidenced hereby for the purpose of receiving payments of distributions or interest on the Pledged Securities, receiving the rights and performing the obligations under the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Unit Agent nor any such agent shall be affected by notice to the contrary.

     The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

     Copies of the Principal Agreements are available for inspection at the offices of the Unit Agent.

     Unless the certificate of authentication hereon has been executed by the Unit Agent by manual signature, this Unit Certificate shall not be entitled to any benefit under the Principal Agreements or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company and the Holder hereby agree to their respective obligations under the Purchase Contracts evidenced by this instrument, and the Holder hereby acknowledges that the Pledged Securities evidenced by this instrument are subject to the Pledge under the Pledge Agreement.

                                         CMS ENERGY CORPORATION

                                         By:
                                            ------------------------------------
Attest:                                     Name:  Alan M. Wright
       --------------------                 Title: Senior Vice President and
                                                   Chief Financial Officer


                                         HOLDER SPECIFIED ABOVE

                                         By: The Bank of New York,
                                         as Attorney-in-Fact of such Holder

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

     IN WITNESS WHEREOF, the Holder hereby agrees, for the benefit of the Call Option Holder, to its obligations under any Call Options evidenced by this instrument, and the Holder hereby acknowledges, for the benefit of the Call Option Holder, that the Pledged Securities evidenced by this instrument are subject to the Pledge under the Pledge Agreement.

                                         HOLDER SPECIFIED ABOVE

                                         By: The Bank of New York,
                                         as Attorney-in-Fact of such Holder

                                         By:
                                            ------------------------------------
Dated: July 8, 1999                         Name:
                                            Title:

Unit Agent's Certificate of Authentication

     This is one of the Unit Certificates referred to in the within mentioned Master Unit Agreement.

The Bank of New York,
as Unit Agent

By:
   ------------------------------------
   Name:
   Title:


Dated: July 8, 1999

                             SETTLEMENT INSTRUCTIONS

     The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Unit Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ----------------------------------      ----------------------------------
                                                           Signature*


If shares are to be registered in the
REGISTERED HOLDER name of and
delivered to a Person other than the
Holder, please print Person's name and        Please print name and address of
address:                                      such Registered Holder:

----------------------------------------      ----------------------------------
               Name                                          Name

----------------------------------------      ----------------------------------
             Address                                        Address

----------------------------------------      ----------------------------------
Social Security or other Taxpayer
Identification Number, if any
                                              ----------------------------------


* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Common Stock is to be delivered other than to, and in the name of, the registered Holder.

                            ELECTION TO SETTLE EARLY

     The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Early Settlement Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Unit Certificate be registered in the name of, and delivered to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ----------------------------------      ----------------------------------
                                                           Signature*


If shares are to be registered in the
name of and delivered to a Person other
than the Holder, please print Person's        Please print name and address of
name and address:                             such Registered Holder:


----------------------------------------      ----------------------------------
               Name                                          Name

----------------------------------------      ----------------------------------
             Address                                        Address

----------------------------------------      ----------------------------------
Social Security or other Taxpayer
Identification Number, if any
                                              ----------------------------------


* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Common Stock is to be delivered other than to, and in the name of, the registered Holder.

                        REQUEST TO CREATE STRIPPED UNITS

     The undersigned Holder directs that (a) the Pledged Securities underlying the number of Normal Units indicated below (which number does not exceed the number of Normal Units evidenced by this Unit Certificate) be released from the Pledge and registered in the name of, and delivered to, the undersigned at the address indicated below unless a different name and address have been indicated below and (b) a corresponding number of Stripped Units be registered in the name of, and delivered to, the undersigned at the address indicated below unless a different name and address have been indicated below. If the released Pledged Securities or the Stripped Units are to be registered in the name of a Person other than the undersigned, the under signed will pay any transfer tax payable incident thereto.

     The undersigned confirms that the requisite Treasury Securities (a list of which, specifying the face amount at maturity, the maturity date and the Cusip No., is annexed hereto), any required cash and the instrument from the Call Option Holder have been delivered to the Collateral Agent.

Dated:
      ----------------------------------      ----------------------------------
                                                           Signature*


If shares are to be registered in the
REGISTERED HOLDER name of and
delivered to a Person other than the
Holder, please print Person's name and        Please print name and address of
address:                                      such Registered Holder:

----------------------------------------      ----------------------------------
               Name                                          Name

----------------------------------------      ----------------------------------
             Address                                        Address

----------------------------------------      ----------------------------------
Social Security or other Taxpayer
Identification Number, if any
                                              ----------------------------------


If Stripped Units are to be registered in the name of and delivered to a Person other than the Holder, please print such Person's name and address: 67

* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Pledged Securities or Stripped Units are to be delivered other than to, and in the name of, the registered Holder.

                                                                       EXHIBIT B

                        FORM OF STRIPPED UNIT CERTIFICATE

                             CMS ENERGY CORPORATION

                   8.75% ADJUSTABLE CONVERTIBLE SECURITY UNITS
                         (STATED AMOUNT $41.50 PER UNIT)

CUSIP No. 125896407

No. S-1                                                         0 Stripped Units

     This Unit Certificate certifies that Cede & Co. is the registered Holder of the number of Stripped Units set forth above. Each Stripped Unit represents the right to purchase Common Stock under a Purchase Contract with CMS Energy Corporation, a Michigan corporation (the "Company"), together with ownership of the Treasury Securities pledged to secure the obligations referred to in (a) below, subject to (a) the obligations owed to the Company under such Purchase Contract and (b) the pledge arrangements securing the foregoing obligations.

     Each Purchase Contract evidenced hereby is governed by a Master Unit Agreement, dated as of July 8, 1999 (the "Master Unit Agreement"), between the Company and The Bank of New York, as unit agent (herein called the "Unit Agent"). All terms used herein which are defined in the Master Unit Agreement have the meanings set forth therein. The Pledge of the Pledged Securities evidenced hereby is governed by the Pledge Agreement. Reference is hereby made to the Master Unit Agreement and the Pledge Agreement, and any supplemental agreements thereto, for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Unit Agent, the Company, the Collateral Agent and the Holders. The summary contained herein is qualified in its entirety by the provisions of the Principal Agreements, and the Principal Agreements shall govern the rights of the parties to the extent that there is any conflict between such summary and such provisions.

     Each Purchase Contract evidenced hereby obligates the Holder of this Unit Certificate to purchase, and the Company to sell, on July 1, 2002 (the "Stock Purchase Date"), at a price equal to $41.50 (the "Stated Amount"), a number of newly issued shares of Common Stock, $.01 par value per share ("Common Stock"), of the Company equal to the Settlement Rate, unless on or prior to the Stock

Purchase Date there shall have occurred a Termination Event. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined in the Master Unit Agreement) is greater than or equal to $53 (the "Threshold Appreciation Price"), .7830 of a share of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $34.24 (the "Floor Price"), a fractional share of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value (rounded to the nearest 1/10,000th of a share or, if there is no nearest 1/10,000th of a share, rounded downward to the nearest 1/10,000th of a share) and (c) if the Applicable Market Amount is less than or equal to the floor Price, 1.2121 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Master Unit Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, but instead of any fractional interest the Company shall make a cash payment as provided in the Master Unit Agreement. The purchase price for the shares of Common Stock to be purchased pursuant to each Purchase Contract evidenced hereby, if not paid by 10:00 a.m., New York City time, on the Stock Purchase Date, shall be paid by application of payments received by the Company on the Stock Purchase Date from the Collateral Agent pursuant to the Pledge Agreement in respect of the Pledged Securities pledged to secure such Holder's obligations under such Purchase Contract.

     The Purchase Contracts and the obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations to receive and pay accrued or deferred Contract Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Unit Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Securities from the Pledge. The Stripped Units shall thereafter represent the right to receive the Pledged Securities forming a part of such Stripped Units in accordance with the provisions of the Master Unit Agreement and the Pledge Agreement.

     Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, receiver, liquidator or a person or entity performing similar functions, its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

     The Company shall pay, on each January 1, April 1, July 1 and October 1, commencing October 1 (each, a "Quarterly Payment Date"), in respect of each Purchase Contract evidenced hereby, a payment (the "Contract Payment") accruing on the Stated Amount of such Unit from and including the date of first issuance of any Units at a rate per annum equal to 8.625% (the "Contract Payment Rate") (computed on the basis of a 360-day year of twelve 30-day months and subject to deferral as described in the Master Unit Agreement), plus any additional fees accrued thereon pursuant to Section 5.03 of the Master Unit Agreement. The Company's obligations with respect to Contract Payments shall be, to the extent provided in the Master Unit Agreement, subordinated and subject in right of payment to all Senior Indebtedness.

     Payments due to the Holder in respect of the Stripped Units evidenced hereby will be payable to the Person in whose name this Unit Certificate (or a Predecessor Unit Certificate) is registered at the close of business on the Record Date next preceding the relevant payment date.

     The transfer of any Unit Certificate will be registered and Unit Certificates may be exchanged as provided in the Master Unit Agreement. The Unit Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Master Unit Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Unit Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. For so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Pledged Securities and Purchase Contract constituting such Stripped Unit may be transferred and exchanged only as an integrated Stripped Unit.

     Upon registration of transfer of this Unit Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of the Purchase Contracts evidenced hereby and by the Pledge Agreement, and the transferor shall be released from such obligations. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

     The Holder of this Unit Certificate, by his acceptance hereof, irrevocably authorizes the Unit Agent to enter into and perform the related Purchase Contracts evidenced hereby on his behalf as his attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Principal Agreements, irrevocably authorizes the Unit Agent to enter into and perform the Pledge Agreement on his behalf as his attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Pledged Securities evidenced hereby pursuant to the Pledge Agreement.

     Subject to certain exceptions, the provisions of the Principal Agreements may be amended with the consent of the Holders of at least a majority of the Outstanding Units or, if the amendment affects only the Holders of the Normal Units or only the Holders of the Stripped Units, at least a majority of the Outstanding Units comprising Normal Units or Stripped Units, as the case may be.

     THE PURCHASE CONTRACTS SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     The Company, the Unit Agent and any agent of the Company or the Unit Agent may treat the Person in whose name this Unit Certificate is registered as the owner of the Stripped Units evidenced hereby for the purpose of receiving payments of distributions or interest on the Pledged Securities, receiving the rights and performing the obligations under the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Unit Agent nor any such agent shall be affected by notice to the contrary.

     THE PURCHASE CONTRACTS SHALL NOT, PRIOR TO THE SETTLEMENT THEREOF, ENTITLE THE HOLDER TO ANY OF THE RIGHTS OF A HOLDER OF SHARES OF COMMON STOCK.

     Copies of the Principal Agreements are available for inspection at the offices of the Unit Agent.

     Unless the certificate of authentication hereon has been executed by the Unit Agent by manual signature, this Unit Certificate shall not be entitled to any benefit under the Principal Agreements or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company and the Holder hereby agree to their respective obligations under the Purchase Contracts evidenced by this instrument, and the Holder hereby acknowledges that the Pledged Securities evidenced by this instrument are subject to the Pledge under the Pledge Agreement.


                                         CMS ENERGY CORPORATION

                                         By:
                                            ------------------------------------
Attest:                                     Name:  Alan M. Wright
       --------------------                 Title: Senior Vice President and
                                                   Chief Financial Officer


                                         HOLDER SPECIFIED ABOVE

                                         By: The Bank of New York,
                                         as Attorney-in-Fact of such Holder

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

Dated: July 8, 1999

Unit Agent's Certificate of Authentication

     This is one of the Unit Certificates referred to in the within mentioned Master Unit Agreement.

The Bank of New York,
as Unit Agent

By:
   ------------------------------------
   Name:
   Title:


Dated: July 8, 1999

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Stripped Units evidenced by this Unit Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ----------------------------------      ----------------------------------
                                                           Signature*


If shares are to be registered in the
REGISTERED HOLDER name of and
delivered to a Person other than the
Holder, please print Person's name and        Please print name and address of
address:                                      such Registered Holder:

----------------------------------------      ----------------------------------
               Name                                          Name

----------------------------------------      ----------------------------------
             Address                                        Address

----------------------------------------      ----------------------------------
Social Security or other Taxpayer
Identification Number, if any
                                              ----------------------------------


* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Common Stock is to be delivered other than to, and in the name of, the registered Holder.

     The Sponsor will provide a copy of the Declaration, the Indenture, the Trust Preferred Securities Guarantee or the Common Trust Securities Guarantee (as may be appropriate) and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

                            ELECTION TO SETTLE EARLY

     The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Early Settlement Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Unit Certificate be registered in the name of, and delivered to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ----------------------------------      ----------------------------------
                                                           Signature*


If shares are to be registered in the
name of and delivered to a Person other
than the Holder, please print Person's        Please print name and address of
name and address:                             such Registered Holder:


----------------------------------------      ----------------------------------
               Name                                          Name

----------------------------------------      ----------------------------------
             Address                                        Address

----------------------------------------      ----------------------------------
Social Security or other Taxpayer
Identification Number, if any
                                              ----------------------------------


* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Common Stock is to be delivered other than to, and in the name of, the registered Holder.

                                                                     EXHIBIT A-1

                       FORM OF TRUST PREFERRED SECURITIES
                            FORM OF FACE OF SECURITY

     [IF THIS TRUST PREFERRED SECURITY ("TRUST PREFERRED SECURITY") IS A GLOBAL SECURITY, INSERT: THIS QUARTERLY IN COME PREFERRED SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS TRUST PREFERRED SECURITY IS EXCHANGEABLE FOR TRUST PREFERRED SECURITY REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS TRUST PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS TRUST PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.]

     [UNLESS THIS TRUST PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK), A NEW YORK CORPORATION, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TRUST PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER,
PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate Number                          Number of Trust Preferred Securities
CUSIP NO.

                Certificate Evidencing Trust Preferred Securities
                                       of
                                CMS Energy Trust

8.625% Trust Preferred Securities (liquidation amount $1,000 per Trust Preferred Security)

CMS Energy Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that __________ (the "Holder") is the registered owner of _____ securities of the Trust representing preferred undivided beneficial ownership interests in the assets of the Trust designated the 8.625% Trust Preferred Securities (liquidation amount $1,000 per Trust Preferred Security (the "Trust Preferred Securities"). Subject to the terms of the Declaration (as defined below), the Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 8, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Trust Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Trust Preferred Securities Guarantee to the extent provided therein.

     By acceptance, the Holder agrees to treat, for United States Federal income tax purposes, the Trust as a grantor trust, the Debentures as indebtedness and the Trust Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this 8th day of July, 1999.

                                         CMS ENERGY TRUST II


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title: Administrator

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Trust Preferred Securities referred to in the within-mentioned Declaration.

Dated: July 8, 1999


                                         THE BANK OF NEW YORK, not in its
                                         individual capacity, but solely as
                                         Property Trustee


                                         By:
                                            ------------------------------------
                                            Authorized Signatory

                           FORM OF REVERSE OF SECURITY

     Distributions payable on each Trust Preferred Security will be fixed at a rate per annum of 8.625% until the Call Option Expiration Date, and at the Reset Rate thereafter (the "Coupon Rate") of the liquidation amount of $1,000 per Trust Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

     Distributions on the Trust Preferred Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from July 8, 1999 and will be payable quarterly in arrears, on January 1, April 1, July 1, and October 1 of each year, commencing on October 1, 1999, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to elect to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period may not extend beyond the Maturity Date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     Subject to the conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust.

     The Trust Preferred Securities will be subject to mandatory redemption on the Maturity Date of the Debentures as provided in the Declaration.

     The Trust Preferred Securities and the rights of the Holders shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Security to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and irrevocably appoints agent to transfer this Security on the books of the Trust.
The agent may substitute another to act for him or her.

Date:
     ------------------------

Signature:
          ----------------------------
(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee(1):
                       -----------------------------

---------------------
(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ( "STAMP") or such other "signature guarantee program" as may be deter mined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                NOTICE TO REQUIRE EXERCISE OF JUNIOR SUBORDINATED
                              DEBENTURE PUT OPTION

     The undersigned holder of this Security hereby irrevocably exercises the right to require the Trust to distribute to the Put Agent Debentures having an aggregate principal amount equal to the Liquidation Amount of the number of Trust Preferred Securities listed below (which number does not exceed the number evidenced hereby) in exchange for such number of Trust Preferred Securities, on the Put Date indicated below in connection with the concurrent exercise by the Put Agent on behalf of the holder of this Security of the Debenture Put Option related hereto on such date. Pursuant to the aforementioned exercise of the right to require the Trust to distribute to the Put Agent Debentures in exchange for such number of Trust Preferred Securities, the undersigned hereby directs the Property Trustee to take any actions necessary to effect the exchange of such number of Trust Preferred Securities for such principal amount of Debentures.

Date:
     ------------------------

Put Date (check one)

       Stock Purchase Date
-----

       Final Put Date
-----

Number of Trust Preferred Securities (not to exceed number of Trust Preferred Securities evidenced hereby)

Signature:
          ----------------------------
(Sign exactly as your name appears on the other side of this Security) Please Print or Type Name and Address,
Including Zip Code, and Social Security
or Other Identifying Number

------------------

------------------

------------------

Signature Guarantee(1):
                       -----------------------------

------------------

(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ( "STAMP") or such other "signature guarantee program" as may be deter mined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.



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